                                                                      Exhibit 99


                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


         This First Amendment to Asset Purchase Agreement (this "AMENDMENT"), dated as of May 3, 2001, is entered into by and among Corporate Express Office Products, Inc., a Delaware corporation (the "PARENT"), Atlantic Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the "PURCHASER"), U.S. Office Products Company, a Delaware corporation ("USOP"), and its Subsidiaries set forth on SCHEDULE 3.18 of that certain Asset Purchase Agreement dated as of March 5, 2001 (the "Agreement"), by and among Parent, Purchaser, and the Sellers. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

                                   WITNESSETH:

                  WHEREAS, Parent, Purchaser and the Sellers are parties to the Agreement, pursuant to which the Sellers have agreed to sell and Parent and the Purchaser have agreed to buy substantially all of the assets used by Sellers, operating as USOP-NA, in the Business;

                  WHEREAS, pursuant to the Agreement, each of the Sellers has voluntarily filed a bankruptcy petition pursuant to Chapter 11 of the BANKRUPTCY CODE; and

                  WHEREAS, at a hearing on April 24, 2001, the Bankruptcy Court entered an order approving the sale of the Business pursuant to the Agreement; and

                  WHEREAS, USOP and the other Sellers, on the one hand, and Parent and Purchaser, on the other hand, disagree as to whether there has occurred any event or circumstance that, individually or in the aggregate, constitute or would constitute a Material Adverse Change or a Material Adverse Effect; and

                  WHEREAS, the parties desire to compromise their differences regarding the existence of a Material Adverse Change or Material Adverse Effect by entering into this Amendment and completing the transactions contemplated by the Agreement on the terms thereof, as amended by this Amendment.

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1. The definition of "Approval Order" as provided in the Agreement is hereby deleted and replaced with the following:

                  "APPROVAL ORDER" means the Order Pursuant to Sections 105(a), 363 and 1146(c) of the Bankruptcy Code (i) Authorizing the

                  Debtors' Sale of the Assets Comprising the North American Operations of the US Office Products Business of the Debtors Free and Clear of Liens, Claims, Interests and Transfer Taxes;
                  (ii) Approving an Asset Purchase Agreement; and (iii) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection with Such Sale issued by the Bankruptcy Court on April 24, 2001.

         2. The definition of "Average Daily Sales" as provided in the Agreement is hereby deleted in its entirety.

         3. The definition of "Base Period" as provided in the Agreement is hereby deleted in its entirety.

         4. The definition of "Escrow Agreement" as provided in the Agreement is hereby deleted and replaced with the following:

                  "ESCROW AGREEMENT" means an escrow agreement to be entered into as of the Closing Date by and among Purchaser, USOP and the Escrow Agent in form and substance reasonably acceptable to USOP and Purchaser. The Escrow Agreement shall, among other things, provide that (A) on the date that is the later of (i) six months after the Closing Date and (ii) three (3) Business Days after the date on which the payment required by SECTION 2.04(B), if any, is made, the Escrow Amount shall be reduced to an amount equal to all pending Claims made by the Purchaser Parties for indemnification pursuant to SECTION 8.01(A) and
                  (B) that the amount by which the Escrow Amount is reduced shall be delivered to USOP by the Escrow Agent by wire transfer of immediately available funds to an account designated by USOP.

         5. The definition of "Final Order" as provided in the Agreement is hereby amended by adding the following proviso at the end thereof:

                  PROVIDED, that for purposes of Section 6.04(J)(ii) only, "FINAL ORDER" means an order or determination by the Bankruptcy Court (A) that has not been reversed, stayed, enjoined, set aside, annulled or suspended, and (B) with respect to which no request for stay, motion or petition for reconsideration, application or request for review, or notice of appeal or other judicial petition for review has been filed and is pending.

         6. The definition of "Material Adverse Effect" or "Material Adverse Change" or a similar phrase as provided in the Agreement is hereby deleted and replaced with the following:

                  "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" or a similar phrase means (A) any material adverse effect on, or any material adverse change with respect to, (i) the business, operations, assets, Liabilities, condition (financial or otherwise), results of operations of the Business, taken as a whole, (ii) Sellers' relations (taken as a whole) with their respective customers, suppliers, distributors or employees to the extent relating to the Business, or (iii) the right or ability of Sellers' to consummate any of the transactions contemplated hereby or (B) any event or condition that would, with the passage of time, the giving or receipt of notice or the occurrence or nonoccurrence of any other circumstance, action or event, constitute a "Material Adverse Effect" or a "Material Adverse Change." Notwithstanding the foregoing, the act of filing the Chapter 11 Cases shall not be deemed, in and of itself, a Material Adverse Effect or a Material Adverse Change.

         7. The definition of "Material Sales Decline" as provided in the Agreement is hereby deleted in its entirety.

         8. The definition of "Minimum Working Capital" as provided in the Agreement is hereby deleted and replaced with the following:

                  "MINIMUM WORKING CAPITAL" means $85,000,000.

         9. (a) The definition of "Outside Closing Date" as provided in the Agreement is hereby deleted and replaced with the following:

                  "OUTSIDE CLOSING DATE" shall mean May 25, 2001.

                  (b) The definition of "Pre-Closing Period" as provided in the Agreement is hereby deleted in its entirety.

         10A.     The following new definition is inserted after "Superior
Proposal":

                  "SUPPLEMENTAL ORDER" means an order or orders of the Bankruptcy Court approving the modifications to the Agreement set forth in the Amendment, in form and substance reasonably satisfactory to Parent and Purchaser.

         10. The definition of "Weighted Average Daily Sales" as provided in the Agreement is hereby deleted in its entirety.

         11. The definition of "Working Capital Range" as provided in the Agreement is hereby deleted and replaced with the following:

                  "WORKING CAPITAL RANGE" means $83,000,000 to $87,000,000.

         12.      Section 2.01 of the Agreement is amended as follows:

         (a) Section 2.01(A)(ii) is deleted and replaced with the following:

                  (ii) all real property owned by Sellers, except the real property located at 3010 Locust Street, St. Louis, Missouri (which parcel of real property is hereby deleted from Section 3.14(A)(i) of the Disclosure Schedule).

         (b) Section 2.01(A)(ix) of the Agreement is hereby deleted and replaced with the following new Section 2.01(A)(ix):

                  (ix)     [RESERVED];

         (c) Section 2.01(B) is amended by deleting "and" at the end of subsection (iv) and inserting the following new subsections (vi), (vii) and
(viii):

                  (vi) all real property excepted from the definition of Assets in Section 2.01(A)(ii);

                  (vii) the Clarus and Hyperion financial systems and related servers; and

                  (viii) the lease for 2100 Pennsylvania Avenue, NW, Suite 400, Washington, D.C.

         13. Section 2.02(A)(iv) of the Agreement is hereby deleted and replaced with the following new Section 2.02(A)(iv):

                  (iv) all Liabilities with respect to (1) the payments specified on SCHEDULE 2.02(A)(iv), (2) all amounts payable on or after the Closing Date pursuant to the retention plans referenced in ITEM B OF SCHEDULE 2.02(A)(iv), it being agreed that the allocation of Liabilities for such plans set forth in such Item B is hereby expressly superseded; (3) up to $3,000,000 million of additional payments to be made to sales personnel on or after the Closing Date pursuant to an enhancement to the sales retention plan previously agreed by the parties prior to the date of this Amendment; (4) up to $2,300,000 million of enhanced retention and non-compete (or non-solicit, as the case may be) payments to be made on or after the Closing Date to sales and selected non-sales personnel of Sellers located at Sellers' operations in Landover, Maryland and Denver, Colorado; and (5) $1,500,000 to be paid to three former owners of Sellers' operations in Akron, Ohio pursuant to agreements reasonably acceptable to Sellers and Purchaser. The parties hereby agree that the changes to and enhancements of the retention plans, as contemplated by clauses (3) and (4) above, as well as the agreements and payments contemplated by clause (5) above, have been agreed by the parties hereto and shall not be deemed to breach any of the representations and warranties of Sellers under Article 3 of the Agreement or any of the covenants of Sellers contained in Article 5 and elsewhere in the Agreement. In consideration of the Purchaser's assumption of the obligations identified in clauses (3), (4) and (5) of this Section 2.02(A)(iv), at Closing the Purchase Price will be reduced by $3,000,000.

         14. Section 2.03 of the Agreement is hereby deleted and replaced with the following new Section 2.03:

                  Section 2.03 PURCHASE PRICE. In consideration for the sale by each Seller of the Assets being sold to Purchaser pursuant to this Agreement, at the Closing, Purchaser shall:

                           (i) pay to USOP an amount in cash equal to
                  $175,000,000, subject to adjustments as provided in SECTION 2.02(A)(iv) and SECTION 2.04 (the "PURCHASE PRICE"), minus the Escrow Amount; and

                           (ii) pursuant to the Escrow Agreement, pay to the
                  Escrow Agent cash in an amount equal to $12,000,000 (the "ESCROW AMOUNT").

         15.      Section 2.04(E) of the Agreement is hereby amended as follows:

         (a) Subsection (i) is hereby deleted and replaced with the following:

                           (i) there shall be no adjustment to the Purchase
                  Price under Section 2.04(A) to the extent that either the Estimated Working Capital Excess or the Estimated Working Capital Shortfall is equal to or less than two million dollars ($2,000,000) (the "WORKING CAPITAL COLLAR");

         (b) Subsection (vi) is hereby deleted and replaced with the following:

                           (vi) if there has been an adjustment to the Purchase
                  Price pursuant to SECTION 2.04(E)(ii) and the Closing Date Working Capital is less than $83,000,000, then on the Settlement Date the Purchaser shall be paid from the Escrow Account in accordance with the terms of the Escrow Agreement the amount by which the Purchase Price was increased pursuant to SECTION 2.04(E)(ii) plus the difference between $83,000,000 and the Closing Date Working Capital;

         (c) Subsection (vii) is hereby deleted and replaced with the following:

                           (vii) if there has been an adjustment to the Purchase
                  Price pursuant to SECTION 2.04(E)(iii) and the Closing Date

                  Working Capital is greater than $87,000,000, then Purchaser shall pay to USOP on the Settlement Date any amount by which the Purchase Price was decreased pursuant to SECTION 2.04(E)(iii) plus the difference between the Closing Date Working Capital and $87,000,000;

         16. Section 2.07 of the Agreement is hereby deleted in its entirety. All references to Section 2.07 contained in the Agreement are hereby deleted.

         17. Section 5.04 of the Agreement is hereby deleted and replaced with the following new Section 5.04:

                  Section 5.04 REGULATORY AND OTHER AUTHORIZATIONS; FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto covenants and agrees to use commercially reasonable efforts to deliver or cause to be delivered such documents and other papers and to take or cause to be taken such further actions as may be necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the actions contemplated hereby. Without limiting the generality of the foregoing, each party hereto shall use its commercially reasonable efforts to (i) obtain all authorizations, orders and approvals of, and to give all notices to and make all filings with, all Governmental Authorities that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement, and each party will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, orders and approvals, giving such notices, and making such filings and (ii) defend and cooperate with each other in any defending of legal proceedings, whether judicial or administrative and whether brought derivatively or on behalf of third parties, challenging this Agreement and/or the agreements referred to herein or contemplated hereby or the consummation of the transactions contemplated hereby or thereby. Without limiting the foregoing, each party shall comply, and shall cause its Affiliates to comply, with the notification and reporting requirements of the HSR Act. USOP and Purchaser shall each pay half the cost of any filing required under the HSR Act. Purchaser and Sellers shall substantially comply with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, by any Antitrust Authority; PROVIDED, HOWEVER, no party's obligations hereunder shall be deemed to require such party to divest any assets or properties held by such party or to hold any assets or properties separately as a condition of obtaining the consent of any Antitrust Authority to the transactions contemplated hereby. No consideration, whether such consideration shall consist of the payment of money or shall take any other form, for any consent, waiver or agreement necessary to the consummation of the transactions contemplated hereby shall be given or promised by any Seller without the prior written approval of the Purchaser, unless such consideration shall be paid or given at such Seller's sole cost and expense without any obligation of the Purchaser or Parent to reimburse such Seller therefor; provided, that Purchaser hereby agrees that the consideration contemplated by Section 2.02(A)(iv) has been approved by Purchaser. The parties hereto acknowledge that time shall be of the essence in this Agreement and agree not to take any action that will have the effect of unreasonably delaying, impairing or impeding the receipt of any required authorizations, orders or approvals.

         18.      Section 5.08 of the Agreement is hereby amended as follows:

         (a) Section 5.08(A)(i) is hereby deleted and replaced in its entirety with the following new Section 5.08(A)(i):

                  (i) As soon as is practicable after the Closing Date, but effective as of such date, Purchaser shall adopt or designate a 401(k) Savings Plan (the "Purchaser Savings Plan") and shall establish a trust pursuant thereto (the "Purchaser Savings Trust").

         (b) Section 5.08(A)(ii) is deleted and replaced in its entirety with the following Section 5.08(A)(ii):

                  (ii) As of the Closing Date, USOP shall cause all accounts attributable to Employees of the Sellers in the Seller Retirement Savings Plan (the "Seller Savings Plan") to be fully vested. Purchaser agrees that its Purchaser Savings Plan will permit rollovers from the Seller Savings Plan for any Employee who become employed by Purchaser. Upon such rollover, the Purchaser Savings Plan shall assume the Liabilities with respect to all amounts rolled over in respect of the Employees.

         (b)      The first sentence of Section 5.08(A)(iii) is deleted.

         (c)      Section 5.08(F) is deleted and replaced with the following:

                  (F)      [RESERVED].

         19. Section 5.13 of the Agreement is hereby deleted and replaced with the following new Section 5.13:

                  Section 5.13 TRANSITION SERVICES. Prior to Closing, Sellers and Purchaser shall enter into (A) the transition agreement ("Transition Services Agreement") in substantially the form attached hereto as

                  EXHIBIT 5.13(a) and (B) four transition occupancy agreements (each a "Transition Occupancy Agreement") in substantially the form attached hereto as EXHIBIT 5.13(b) for the Real Property leased by Sellers at (i) 700 N. Rohlwing Road, Itasca, Illinois, (ii) 2000 Cobb International Boulevard, Kennesaw, Georgia, (iii) 3249 SW 42nd Street, Fort Lauderdale, Florida, and (iv) 15402 Vantage Parkway East, Suite 318, Houston, Texas.

         20. Section 6.01 of the Agreement is hereby deleted and replaced with the following new Section 6.01:

                  Section 6.01 CLOSING. The sale and purchase of the Assets contemplated hereby shall take place at a closing (the "CLOSING") to be held at 10:00 a.m., local time, on the later of May 14, 2001, and the first business day after entry of the Supplemental Order but not later than the Outside Closing Date, PROVIDED, that if any condition is not satisfied or waived on either such date, the Closing shall take place on the first business day thereafter on or before the Outside Closing Date when all conditions to closing have been satisfied or waived (the day on which the Closing takes place being the "CLOSING DATE"). The Closing shall take place at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, or at such other place as USOP and the Purchaser may mutually agree upon in writing .

         21. (a) Section 6.02(A)(v) is amended by deleting the phrase "or reasonably requested by USOP in connection therewith."

         (b) Section 6.02(B)(iv) is hereby deleted and replaced with the following:

                  (iv) all other documents, certificates or writings set forth in Section 6.04 and such other documents as are reasonably requested by Purchaser in order to vest title in the Owned Real Property in the Purchaser.

         22. The parties hereto acknowledge and agree that with respect to the conditions to the obligations of Parent and Purchaser under the Agreement to consummate the transactions contemplated thereunder to be consummated at the Closing (each, a "Closing Condition") as contained in Section 6.04 of the
Agreement:

                  (a) Section 6.04(A) of the Agreement is hereby deleted and replaced with the following new Section 6.04(A):

                  (A)      [RESERVED]

                  (b) Section 6.04(B) of the Agreement is hereby deleted and replaced with the following new Section 6.04(B):

                  (B)      [RESERVED]

                  (c) Section 6.04(C) of the Agreement is hereby deleted and replaced with the following new Section 6.04(C):

                  (C) Parent shall have received a certificate or certificates, dated as of the Closing Date, executed on behalf of Sellers, each by an authorized executive officer thereof, certifying
                  (i) that all representations and warranties of Sellers in this Agreement, except Section 3.09(y), or in any exhibit, schedule or document delivered pursuant hereto were and are true and complete in all respects (without regard to, and without taking into account or giving effect to, any limitiations, qualifications or exceptions as to "materiality," "in all material respects," "Material Adverse Change," "Material Adverse Effect" and similar concepts or phrases contained therein) in each case when made and as of the Closing Date as if made on as of that date (other than any such representations or warranties that expressly speak only as of an earlier date), except to the extent that such failure to be so true and complete, either individually or in the aggregate, has not and would not have a Material Adverse Effect, (ii) that all of the terms, covenants and conditions to be complied with and performed by Sellers on or prior to the Closing Date have been complied with or performed in all material respects, and (iii) that the Estimated Closing Date Balance Sheet is true, correct and complete and has been prepared in accordance with the requirements of SECTION 2.04.

                  (d) Parent and Purchaser acknowledge that the Closing Condition stated in Section 6.04(H) of the Agreement has been satisfied;

                  (e) The Closing Condition stated in Section 6.04(I) of the Agreement is hereby deleted and replaced with the following:

                  (I) (i) Neither the Official Committee of Unsecured Creditors nor more than one of its members in their individual capacity or The Chase Manhattan Bank, as Administrative Agent for USOP's senior secured lenders under its pre-petition credit facility, shall have objected to entry of the Supplemental Order, (ii) if any individual senior secured lender shall have filed or asserted an objection before the Bankruptcy Court in its individual capacity, such objection shall have been withdrawn or such lender shall have confirmed in writing that it will not appeal from or otherwise challenge the Supplemental Order, and (iii) if any individual member of the Official Committee of Unsecured Creditors shall have filed or asserted an objection before the Bankruptcy Court in its individual capacity, such objection shall have been overruled, withdrawn or such objecting member shall have confirmed in writing that it will not appeal from or otherwise challenge the Supplemental Order.

                  (f) Section 6.04(J) of the Agreement is hereby deleted and replaced with the following new Section 6.04(J):

                  (J) (i) The Approval Order and the Sales Procedures Order shall have been entered and shall have each become a Final Order, and (ii) the Supplemental Order shall have been entered and shall have become a Final Order.

                  (g) The Closing Condition stated in Section 6.04(K) of the Agreement is hereby deleted in its entirety;

                  (h) The Closing Condition stated in Section 6.04(N) of the Agreement is hereby deleted in its entirety;

                  (i) The Closing Condition stated in Section 6.04(O) of the Agreement is hereby deleted in its entirety;

                  (j) The Closing Condition stated in Section 6.04(S) of the Agreement is hereby deleted in its entirety.

         23.      Section 7.03(C) of the Agreement is hereby amended as follows:

                  (a) Section 7.03(C)(ii) of the Agreement is hereby amended by adding before the semi-colon the following:

                  or the Supplemental Order has not been entered by the Outside Closing Date.

                  (b) Section 7.03(C)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following new Section 7.03(C)(iii):

                  (iii)    [RESERVED].

         24. Section 7.03(C)(vi) of the Agreement is hereby deleted and replaced with the following new Section 7.03(C)(vi):

                  (vi)     [RESERVED].

         25. Parent and Purchaser, on behalf of themselves and the other Purchaser Parties, hereby waive any right to seek indemnification from USOP and the other Sellers under Section 8.01(A) of the Agreement in respect of any Losses incurred arising out of or due to (a) any untruth or inaccuracy, or other breach of, the representations and warranties made by USOP and the other Sellers under Section 3.09(y) of the Agreement, (b) any decline in the sales or other operating results of the Business between the date of the Agreement and the Closing Date, (c) the departure or termination of employment of any Personnel by such Personnel or by USOP or any of the others Sellers for cause between the date of the Agreement and the Closing Date, or (d) Sellers' non-enforcement of any non-competition or non-solicitation agreements with any former owners of any portion of the Business which agreements are not assigned to Purchaser at the Closing. In addition, Section 8.01(A) is amended by deleting the last sentence thereof.

         26. This Amendment is hereby incorporated into and made a part of the Agreement. Except as expressly modified by this Amendment, the Agreement remains in full force and effect.

         27. This Amendment shall be governed by, and construed in accordance with the Laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined by the Bankruptcy Court, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such court in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.

         28       This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Amendment may be executed and delivered by facsimile, which facsimile counterpart shall constitute an original hereof.



                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



PARENT:

CORPORATE EXPRESS OFFICE PRODUCTS, INC.


By:      /s/ ROBERT KING
         ---------------------------------
Name:    Robert King
Title:   President


PURCHASER:

ATLANTIC ACQUISITION CORPORATION


By:      /s/ THOMAS F. CULLEN
         ---------------------------------
Name:    Thomas F. Cullen
Title:   Vice President


SELLERS:

U.S. OFFICE PRODUCTS COMPANY


By:      /s/ JOSEPH T. DOYLE
         ---------------------------------
Name:    Joseph T. Doyle
Title:   Executive Vice President, Chief Financial Officer



                    [signatures continued on following page]


                                 SIGNATURE PAGE
                            Asset Purchase Agreement
                                  by and among
         U.S. Office Products Company, Atlantic Acquisition Corporation,
                   Corporate Express Office Products, Inc. and
                  the various USOP Subsidiaries listed therein

BINDERY SYSTEMS, INC.
CENTRAL TEXAS OFFICE PRODUCTS, INC.
FORTY-FIFTEEN PAPIN REDEVELOPMENT CORPORATION
OE ACQUISITION CORP.
U.S. OFFICE PRODUCTS, CHICAGO DISTRICT, LLC
U.S. OFFICE PRODUCTS, COLORADO DISTRICT, LLC
U.S. OFFICE PRODUCTS, FLORIDA DISTRICT, LLC
U.S. OFFICE PRODUCTS, GEORGIA DISTRICT, LLC
U.S. OFFICE PRODUCTS MID-ATLANTIC DISTRICT, LLC
U.S. OFFICE PRODUCTS, MID-SOUTH DISTRICT, INC.
U.S. OFFICE PRODUCTS, NORTH ATLANTIC DISTRICT, INC.
U.S. OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC
U.S. OFFICE PRODUCTS, SOUTH CENTRAL DISTRICT, INC.
USOP MERCHANDISING COMPANY
THE SYSTEMS HOUSE, INC.


By:      /s/ KEVIN J. THIMJON
         ----------------------------------
         Kevin J. Thimjon
         Vice President



                                 SIGNATURE PAGE
                   First Amendment to Asset Purchase Agreement
                                  by and among
         U.S. Office Products Company, Atlantic Acquisition Corporation,
                   Corporate Express Office Products, Inc. and
                  the various USOP Subsidiaries listed therein